SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 15, 2004

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(704) 386-8486

(Registrant’s telephone number, including area code)

ITEM 5.	OTHER EVENTS.

On January 15, 2004, Bank of America Corporation (the “Registrant”) announced financial results for the fourth quarter and year ended December 31, 2003, reporting for the quarter earnings of $2.73 billion and diluted earnings per common share of $1.83 and for the year net income of $10.8 billion and diluted earnings per common share of $7.13. A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 15, 2004 with respect to the Registrant’s financial results for the fourth quarter and year ended December 31, 2003

99.2	Supplemental Information prepared for use on January 15, 2004 in connection with financial results for the fourth quarter and year ended December 31, 2003

99.3	Script prepared for use on January 15, 2004 by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, discussing financial results for the fourth quarter and year ended December 31, 2003 and financial and strategic goals for fiscal year 2004 (the “Script”)

ITEM 9.	REGULATION FD DISCLOSURE.

On January 15, 2004, the Registrant held an investor conference and webcast to discuss financial results for the fourth quarter and year ended December 31, 2003 as well as financial and strategic goals for fiscal year 2004. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item

9. Mr. Hance’s Script prepared for use at this conference is furnished herewith as Exhibit 99.3 and incorporated by reference in Item 9. All information in the Supplemental Information and Script is presented as of January 15, 2004, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 and Exhibit 99.3 referenced therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 15, 2004, the Registrant announced financial results for the fourth quarter and year ended December 31, 2003, reporting for the quarter earnings of $2.73 billion and diluted earnings per common share of $1.83 and for the year net income of $10.8 billion and diluted earnings per common share of $7.13. A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ MARC D. OKEN
Marc D. Oken Executive Vice President and Principal Financial Executive

Dated: January 15, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 15, 2004 with respect to the Registrant’s financial results for the fourth quarter and year ended December 31, 2003

99.2	Supplemental Information prepared for use on January 15, 2004 in connection with financial results for the fourth quarter and year ended December 31, 2003

99.3	Script prepared for use on January 15, 2004 by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, discussing financial results for the fourth quarter and year ended December 31, 2003 and financial and strategic goals for fiscal year 2004